Exhibit 10.1

TOLLING / LEAD PURCHASE AGREEMENT

This Tolling / Lead Purchase Agreement (the “Agreement”) is entered into by and between JOHNSON CONTROLS BATTERY GROUP, INC., a Wisconsin corporation (“Buyer”), and AQUA METALS, INC., a Delaware corporation (“Supplier”), (each a “Party” and, collectively, the “Parties”), as of this 7th day of February 2017 (the “Effective Date”).

WHEREAS, Buyer manufactures and sells lead-acid batteries; and

WHEREAS, Supplier is a supplier of lead and lead alloys with specialized skills, knowledge and experience in processing and recycling lead bearing materials used in manufacturing lead-acid batteries; and

WHEREAS, pursuant to the terms and conditions of this Agreement, Buyer desires to purchase from Supplier, and Supplier desires to sell to Buyer, certain Products.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.             Definitions. Capitalized terms have the meanings defined in this Agreement.

1.1           “Affiliate” shall means any organization or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such organization or entity. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an organization or entity, whether through the ownership of voting securities, by contract or otherwise

1.2           “Forecast” means Buyer’s and Supplier’s nonbinding, advance calculation of its future requirements or production, respectively.

1.3           “MT” shall mean metric ton(s) with a unit of one (1) metric ton being equal to 2,204.6 pounds.

1.4           “Product” or “Products” shall mean the lead, lead alloys and poly chips sold by Supplier to Buyer.

1.5           “Raw Materials” is defined in Exhibit B.

1.6           “Specifications” shall mean the chemical composition and related details for a Product as identified in Exhibit C.

1.7           “Tolling Services” shall mean the process of recycling the Raw Materials into various lead, lead alloys and poly chips.

1.8           “U.S. Dollars” or “$” or “USD” shall mean the currency of the United States of America.

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2.             Supply of Products.

2.1           Sale of Products. Subject to the terms and conditions of this Agreement, during the Term, Buyer and its Affiliates shall purchase from Supplier, and Supplier shall sell to Buyer and its Affiliates, each on a non-exclusive basis, the products listed on Exhibit A (the “Products”).

2.2           Joint and Several Liability. Buyer shall execute Exhibit A-1, and two of its Affiliates shall each execute Exhibits A-2 and A-3. The duties, rights and obligations for Buyer under Exhibit A-1 and the Affiliates executing Exhibits A-2 and A-3 shall be several and not joint with respect to the particular entity executing Exhibit A-1, A-2 or A-3 respectively. No Buyer Affiliate shall have any duties, rights and obligations hereunder until such time as they execute Exhibits A-2 or A-3. Notwithstanding the foregoing, however, during the Term of this Agreement, Affiliates of Buyer located in North America shall be permitted to submit Purchase Orders under Exhibit A-1 and Affiliates of Buyer located in the Regions of Europe and China may submit Purchase Orders under Exhibits A-2 and A-3, respectively, when and if such Exhibits are executed, subject to and commensurate with the rights and obligations of Buyer or the Buyer Affiliates executing Exhibit A-1, A-2 or A-3, as the case may be. Further, Buyer or the Buyer Affiliate executing Exhibits A-2 or A-3 shall be responsible under the terms of this Agreement for all Purchase Orders submitted by their Affiliates in their respective Regions pursuant to Exhibit A-1, A-2 or A-3.

2.3           Manufacturing Specifications and Locations. During the Term of this Agreement Supplier shall produce the Products ordered by Buyer through its Tolling Services. Supplier shall produce the Products at its McCarren, Nevada facility, or at additional Supplier facilities as may be mutually agreed after the date of this Agreement (each a “Facility”). All such Products shall meet the specifications on Exhibit C (the “Specifications”). Buyer shall have the right to change its Specifications upon thirty (30) days written notice without the approval of Supplier. The parties shall mutually discuss the impact of the change in Specifications and Supplier shall not be obligated to supply product meeting to the new specifications except by mutual agreement.

2.4           Raw Materials. Buyer shall provide the Raw Materials necessary to permit Supplier’s orderly production and supply of the tolled Products through its Tolling Services, subject to the terms and conditions on Exhibit B and any other applicable terms set out in this Agreement.

3.             Forecasts and Purchase Orders.

3.1           Buyer’s Tolling Forecasts. Commencing sixty (60) days following Supplier’s written notice to Buyer of Supplier’s readiness to commence Tolling Services, and for Supplier’s capacity planning and commitment purposes, Buyer will provide to Supplier by the first business day of every month a 30-day forecast of its Tolling requirements for the next succeeding month (“Forecast Month”) (e.g., on March 1, 2017, Buyer shall deliver a forecast for the 30 days ending April 30, 2017 and the 30 days ending April 30, 2017 shall be the Forecast Month), setting out the volume of tolled Products that Buyer anticipates it will order in the Forecast Month (“Buyer’s Forecast”). Supplier shall provide, within five (5) business days following receipt of the Forecast, written confirmation that it can supply the volume of tolled Products in the Forecast month. Buyer may provide amendments to its Forecast subject only to the prior written consent of Supplier, which consents shall not be unreasonably withheld.

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3.2           Supplier’s Covered Lead Forecast. Commencing sixty (60) days following Supplier’s written notice to Buyer of Supplier’s readiness to commence the sale of Covered Lead (as defined In Exhibit A-I), Supplier will provide to Buyer by the first business day of every month a seventh month rolling forecast of its expected production of Covered Lead (“Supplier’s Forecast”). As set forth in Section C.1. of Exhibit A-1, Buyer shall commit to purchase from Supplier the amount of Covered Lead for any given month in Supplier’s Forecast unless Supplier provides six months written notice to Supplier of its intention not to purchase any portion of the forecasted amount for such month.

3.3           Purchase Orders. Buyer shall not be committed to purchase, and Supplier shall not be committed to sell, any volume of Products, whether tolled Product or products constituting Covered Lead, until Buyer has issued, and Supplier has accepted, a purchase order (a “Purchase Order”) setting out a specific volume of Products, the price as calculated under this Agreement, the date for delivery, and the location to which the Products must be delivered (the “Delivery Location”). Buyer may withdraw a Purchase Order at any time before it is accepted by Supplier. Nothing in this Section 3.3 shall minimize or otherwise affect the obligations under Sections C.1., C.2. and C.3. of Exhibit A-1.

4.             Shipment and Delivery.

4.1           Shipment. Delivery shall be made in accordance with the terms of this Agreement and, to the extent not inconsistent with the terms of this Agreement, on the face of Buyer’s Purchase Order. Supplier shall give written notice of shipment to Buyer when the Products are delivered to a carrier for transportation. Supplier shall also provide Buyer all shipping documents, including the commercial invoice, packing list, bill of lading and any other documents as mutually agreed by the Parties. In addition, the original bill of lading and related transportation documents shall be furnished by Supplier to the transportation carrier, The Buyer’s Purchase Order number must appear on all shipping documents, shipping labels, bills of lading, invoices, correspondence and any other documents pertaining to the Purchase Order.

4.2           Delivery. Supplier shall deliver the Products in the quantities and on the date(s) specified in any Purchase Orders issued and accepted pursuant to this Agreement (the “Delivery Date”). Timely delivery of the Products is of the essence. If Supplier determines that it cannot meet the Buyer’s Delivery Date within a given month, Supplier shall immediately inform Buyer and shall make its best efforts to make up for any shortfall in the monthly metric tons of Product, at Buyer’s option, within the next thirty (30) days or a later date as per Buyer’s needs. Supplier shall prioritize its resources and manufacturing capacity at its Facility to ensure that it can fulfill Buyer’s Purchase Orders accepted by Buyer on a priority basis over any other order. If Supplier fails to deliver the Products in full on the Delivery Date (the amount of such shortfall being the “Shortfall”), and the amount of the Shortfall is less than 15% of the required delivery amount, Supplier shall ensure that the amount of the Shortfall is delivered in full within sixty (60) days of the original Delivery Date. If the Shortfall is greater than 15% of the required delivery amount (the amount of the Shortfall in excess of 15% being the “Excess Shortfall”), Buyer shall, upon written notice of election to Supplier, either (i) elect to have Supplier deliver the amount of the Excess Shortfall in full within sixty (60) days of the original Delivery Date or (ii) (A) purchase an amount of Products equal to or less than the Excess Shortfall from an alternative source and demand from Supplier reimbursement for the direct costs and expenses incurred by Buyer in conducting the covering purchase, including the excess of the price for the Product paid by Buyer in the covering purchase over the price payable to Supplier in the unfulfilled Purchase Order for the amount of Products subject to the covering purchase, and (B) require Supplier deliver the balance of the Excess Shortfall not subject to a covering purchase pursuant to (A) to Buyer within sixty (60) days of the original Delivery Date. In the event Buyer elects the option in clause (ii) with respect to an unfulfilled Purchase Order for tolled Products, title to the Raw Material relating to the portion of the Excess Shortfall subject to a covering purchase shall pass to Supplier.

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4.3           Title and Risk of Loss. All shipments of Product shall be f.o.b. the Supplier’s Facility, at which point the title and risk of loss for such Product will pass to the Buyer.

4.4           Business Interruption and Recovery Plan. Supplier shall develop and maintain a detailed written business interruption and recovery plan, including business impact and risk assessment, crisis management, information technology disaster recovery, and business continuity. Supplier shall update the plan annually and shall notify Buyer in writing within twenty-four (24) hours of any activation of the plan. Supplier shall provide a copy of the plan to Buyer within thirty (30) days of any request.

5.             Price and Payment.

5.1           Price.

(a)          Lead. The price of the Products, other than tolled Products, is determined as set forth in Sections B.4. and B.5. of Exhibit A-1, subject to the *** provisions of Section 5.4.

(b)          Tolling. The price of the Raw Materials is determined as set forth in Sections B.1., B.2., B.3. and B.5. of Exhibit A-1, subject to the *** provisions of Section 5.5.

5.2           Payment Terms. All invoices shall be dated either the first day or the 15th day of the month following the month in which the sale of the Product occurred. Supplier will send its invoices to Buyer via email by the 4th working day of the month. Until the third (3rd) anniversary of the Effective Date, Buyer will pay the invoices within *** days of the receipt of the invoice or the invoice date, whichever is later (subject to Buyer’s twice-per-month check runs), in accordance with Buyer’s then current accounts payable policy. After the third (3rd) anniversary of the Effective Date, Buyer will pay the invoices within *** days of the receipt of the invoice or the invoice date, whichever is later, (subject to Buyer’s twice-per-month check runs) in accordance with Buyer’s then current accounts payable policy. The Parties shall seek to resolve all disputes regarding invoicing and payment expeditiously and in good faith. Supplier shall continue performing its obligations under this Agreement notwithstanding the existence of any such dispute. Any legal action or arbitration proceeding by Supplier under any Purchase Order must be commenced no later than one (1) year after the breach or other event giving rise to the Supplier’s claim occurs, or Supplier becomes aware of the existence (or facts and circumstances giving rise to the existence) of such claim, whichever occurs first.

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

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5.3           Currency. All payments under this Agreement shall be made in United States dollars (US$), unless otherwise agreed to in writing and signed by the Authorized Representatives of the Parties.

5.4           *** Pricing for Products. *** the prices set forth in in Sections B.4. and B.5. of Exhibit A ***.

5.5           *** Pricing for Tolling Services. *** the prices set forth in Sections B.1., B.2., B.3. and B.5. of Exhibit A-1 ***.

5.6           Audit Rights. The Parties shall have the right to conduct an audit to determine compliance with any provision of this Agreement, upon written notice to the other Party, the requesting Party can initiate an audit at any time during the term of this Agreement and for the 12 month period following the termination or expiration of this Agreement. Upon receipt of the written notice, the Parties shall mutually agree on the scope of the audit. The audit shall be conducted by an appropriate independent outside professional auditing firm (e.g., accountants for financial issues such as *** compliance; environmental auditors for environmental compliance), paid for by the Party requesting the audit and selected at the sole discretion of Party requesting the audit. Prior to the audit, the auditor, Supplier, and Buyer will agree upon a confidentiality agreement in order to maintain the confidentiality of any Confidential Information provided to the auditor. At the conclusion of the audit the auditor shall provide a report setting out the auditor’s determination regarding the issues that are the scope of the audit, the basis for the Auditor’s determination, and any assumptions made or conclusions drawn as part of the audit process. In the case of an audit for compliance with Sections 5.4 and 5.5 (***), the auditor shall also state in the report the amount of any overcharges or undercharges. As long as notice is provided prior to the expiration or termination of this Agreement, a Party’s right to an audit, and the obligations set out in this Section 5.6, shall continue in full force and effect until such time as the audit is completed, regardless of whether the Term of the Agreement ends or the Agreement is terminated prior to the completion of the audit.

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

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5.7           Record Retention. Supplier and Buyer shall maintain and preserve, for the Term of this Agreement and for not less than one (1) year thereafter, all written and electronic records of all data and information used to calculate the amount of any invoice for Products provided under this Agreement, all records demonstrating the prices paid by Buyer, or charged by Supplier, to any other customers for the same or similar Products and Tolling Services , and any other records related to Buyer’s and Supplier’s performance under this Agreement. Each party shall bear the cost of maintaining its records.

6.             Warranties.

6.1           Supplier’s Warranty. Supplier warrants to Buyer that for a period of six (6) months from the Delivery Date, all Products will: (a) conform to applicable Specifications, samples and other requirements specified by Buyer; and (b) be free and clear of all liens, security interests or other encumbrances. If Buyer gives Supplier notice of noncompliance under this Section, Supplier shall, at its own cost and expense, within three (3) business days replace the defective or nonconforming Products and pay for all related expenses, including, but not limited to, transportation charges for the return of the defective or nonconforming products to Supplier and the delivery of replacement Products to Buyer.

6.2           Inspection and Assay of Products. The Buyer has the right to inspect and assay the Products within ninety (90) days of the Delivery Date. Buyer, at its sole option, may inspect and assay a retention sample or a sample of the Products, and Buyer may reject all or any portion of the Products if it determines the Products are nonconforming, defective, or less than the quantity required under the applicable Purchase Order and the terms of this Agreement. The right to inspect and assay the Products does not limit or restrict in any manner Supplier’s Warranty contained in Section 6.1.

(a)          If Buyer rejects any portion of the Products, pursuant to Section 6.3, Buyer has the right, upon written notice to Supplier, to: (i) rescind the Purchase Order in its entirety; (ii) accept the Products at a reasonably reduced price; or (iii) reject the Products and require replacement of the rejected Products. If Buyer requires replacement of the Products, Supplier shall, at its expense, promptly replace the nonconforming Products and pay for all related expenses, including, but not limited to, transportation charges for the return of the defective Products and the delivery of replacement Products.

(b)          If Supplier fails to timely deliver replacement Products, Buyer may replace them with products from a third party and charge Supplier the cost thereof, and terminate the applicable Purchase Order. Any inspection or other action by Buyer under this Section shall not reduce or otherwise affect Supplier’s obligations under this Agreement, and Buyer shall have the right to conduct further inspections after Supplier has carried out its remedial actions.

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6.3           Recall. Supplier shall be responsible for, and shall indemnify and hold harmless Buyer against, all costs associated with any recall campaigns, field service actions or other corrective service actions, whether voluntary, government mandated, or required by any of Buyer’s customers, that are attributable to, or partially attributable to, defects in the Products caused by Supplier prior to the time Customer converts the Product; provided where such corrective service action is attributable to both Supplier and Customer, Supplier’s liability shall be proportional to its comparative fault. Supplier’s liability under this section includes, but is not limited to, all costs associated with producing replacement batteries, all labor costs incurred by Buyer or its customer(s) in replacing the batteries, any attorney’s fees, and any other costs arising from or related to the recall, field service action, or other corrective service action, including all attorney’s fees or costs arising from any litigation, arbitration, or other proceeding arising out of or related to the recall.

7.             Term; Termination.

7.1           Term. The term of this Agreement commences on the Effective Date and continues for a period of five (5) years unless it is terminated earlier as provided in this Agreement (the “Initial Term”). Upon expiration of the Initial Term this Agreement shall extend each day for another three years unless a party has previously provided a termination notice, in which case the Agreement will terminate on the third anniversary of the date of such notice (the “Renewal Term”). The Initial Term and Renewal Term shall be collectively referred to as the “Term”.

7.2           Mutual Termination Right. At any time after the second (2nd) anniversary of the Effective Date, either party may terminate this Agreement upon written notice to the other party, which termination shall be effective on the third (3rd) anniversary of the date of such written notice.

7.3           Buyer’s Right to Terminate for Cause. Buyer may terminate this Agreement, in whole or in part, for undelivered Products with ten (10) days prior written notice to Supplier. In addition to any remedies that may be provided elsewhere in this Agreement, Buyer may terminate this Agreement with immediate effect upon written notice to the Supplier, either before or after the acceptance of the Products, if Supplier has materially failed to perform or comply with any of the terms and conditions of this Agreement, in whole or in part, where such failure goes uncorrected for ten (10) days following written notice to Supplier. If Supplier becomes insolvent, files a petition for bankruptcy or commences or has commenced against it proceedings relating to bankruptcy, receivership, reorganization or assignment for the benefit of creditors (collectively, “Bankruptcy”), then Buyer may terminate this Agreement upon written notice to Supplier. If Buyer terminates this Agreement for any reason, Supplier’s sole and exclusive remedy is payment for Products received and accepted by Buyer prior to the termination.

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7.4           Supplier’s Right to Terminate for Cause. Supplier may terminate this Agreement, in whole or in part, based on any material breach of this Agreement by Buyer that goes uncorrected for ten (10) days following written notice to Buyer. Supplier may also terminate this agreement effective upon delivery of written notice to Buyer in the event of the expiration of termination of that certain Equipment Supply Agreement of even date herewith between Buyer and Supplier. If Supplier terminates this Agreement for any reason, Buyer’s sole and exclusive remedy is the recovery of any Raw Materials in the possession of Supplier and delivery of any Product paid for by Buyer.

7.5           Effect of Termination. At the termination or expiration of this Agreement:

(a)          Buyer has the option but not the obligation to purchase any remaining Products ordered pursuant to this Agreement at the prices set out in this Agreement.

(b)          At Buyer’s election, Supplier shall (i) complete or return all work in progress that is the subject of any Purchase Orders placed by Buyer under this Agreement, and (ii) return any inventory of Raw Materials, packaging, and the Products in Supplier’s possession.

(c)          In the event of termination of the Agreement for cause by Buyer, Supplier shall, at Buyer’s election, which shall be made in writing to Supplier at the time of notice of termination is delivered, continue to supply Products to Buyer under the provisions of this Agreement for up to twelve (12) months, until such time as Buyer provides thirty (30) days prior notice to Supplier that Buyer has secured an alternative source.

8.             Indemnification; Insurance; Liability.

8.1           Indemnification. Supplier shall defend, indemnify and hold harmless Buyer and Buyer’s parent company, their subsidiaries, affiliates, successors or assigns and their respective directors, officers, shareholders and employees, and Buyer’s customers (collectively, “Buyer Indemnitees”) from and against all third party Claims arising out of or as a result of (i) Supplier’s negligence or willful misconduct, (ii) Supplier’s breach of any of the terms of this Agreement and any and all consequences of such breach, or (iii) Supplier’s failure to comply with any Law, including any Environmental Law. Claims shall include any and all loss, injury, death, damage, liability, claim, deficiency, action, judgment, interest, award, penalty, fine, cost or expense (including reasonable attorney, consultant and professional fees and costs), and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers (collectively, “Losses”). Supplier shall not be obligated under this Section 8.1 for any settlement of any claim entered into by a Buyer Indemnitee without Supplier’s prior written consent.

8.2           Buyer Indemnification. Buyer shall defend, indemnify and hold harmless Supplier and Supplier’s parent company, their subsidiaries, affiliates, successors or assigns and their respective directors, officers, shareholders and employees (collectively, “Supplier Indemnitees”) from and against all third party Claims arising out of or as a result of (i) Buyer’s negligence or willful misconduct, (ii) Buyer’s breach of any of the terms of this Agreement and any and all consequences of such breach, or (iii) Buyer’s failure to comply with any Law, including any Environmental Law. Buyer shall not be obligated under this section 8.2 for any settlement of any claim entered into by a Supplier Indemnitee without Buyer’s prior written consent.

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8.3           Insurance. During the Term and for a period of 2 years thereafter, Supplier shall, at its own expense, maintain and carry insurance in full force and effect which includes, but is not limited to, commercial general liability (including Product liability) in a sum no less than Five Million US Dollars ($5,000,000 UDS) with financially sound and reputable insurers. Upon Buyer’s request, Supplier shall provide Buyer with a certificate of insurance from Supplier’s insurer evidencing the insurance coverage specified in this Agreement. The certificate of insurance shall name Buyer as an additional insured. Supplier shall provide Buyer with thirty (30) days’ advance written notice in the event of a cancellation or material change in Supplier’s insurance policy. Except where prohibited by law, Supplier shall require its insurer to waive all rights of subrogation against Buyer’s insurers and Buyer or the Indemnitees.

8.4           Damages Waiver. EXCEPT FOR DAMAGES ARISING AS A RESULT OF A BREACH OF CONFIDENTIALITY, INTELLECTUAL PROPERTY INFRINGEMENT OR FRAUD, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY INDEMNITEE FOR ANY INDIRECT, CONSEQUENTIAL (INCLUDING BUT NOT LIMITED TO LOSS OF BUSINESS, LOSS OF PROFITS, BUSINESS INTERRUPTION AND THE LIKE), EXEMPLARY, PUNITIVE OR SPECIAL DAMAGES ARISING FROM OR RELATING TO THIS AGREEMENT, THE CONDUCT OF BUSINESS UNDER THIS AGREEMENT, OR BREACH OF THIS AGREEMENT OR ANY PURCHASE ORDER, REGARDLESS OF WHETHER THE CLAIM UNDER WHICH SUCH DAMAGES ARE SOUGHT IS BASED UPON BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE, TORT, STRICT LIABILITY, STATUTE, REGULATION OR ANY OTHER LEGAL THEORY OR LAW, EVEN IF THE BREACHING PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND EVEN IF A REMEDY SET FORTH HEREIN IS FOUND TO HAVE FAILED OF ITS ESSENTIAL PURPOSE.

8.5           Limitation of Liability. EXCEPT FOR BUYER’S BREACH OF ITS OBLIGATION TO PAY FOR ANY PRODUCT ACCORDING TO THE TERMS OF THIS AGREEMENT, DAMAGES ARISING AS A RESULT OF A BUYER’S BREACH OF CONFIDENTIALITY, INTELLECTUAL PROPERTY INFRINGEMENT, OR FRAUD, BUYER’S TOTAL AGGREGATE LIABILITY RESULTING FROM ITS PERFORMANCE OR NON-PERFORMANCE UNDER THIS AGREEMENT, OR FROM ANY CLAIM RELATED IN ANY WAY TO THIS AGREEMENT, SHALL NOT EXCEED THE TOTAL PAYMENTS MADE BY BUYER TO SUPPLIER FOR PRODUCTS UNDER THIS AGREEMENT IN THE TWELVE (12) MONTHS PRIOR TO THE EVENT GIVING RISE TO THE CLAIM.

9.             Compliance.

9.1           Compliance with Laws. Supplier shall comply with all Laws, and shall hold and comply with all necessary permits, licenses and other governmental approvals, as applicable or as required to perform each of its obligations under this Agreement. In this Agreement the term “Law” or “Laws” shall mean all local, county, state, and federal/national laws, statutes, rules, ordinances, regulations, bylaws, administrative or judicial orders, and administrative, or judicial consent decrees, including, without limitation, any Law enacted, promulgated, adopted, issued, or entered into, including but not limited, to protect human health and the environment, such as the Resource Conservation and Recovery Act (“RCRA”), the Clean Air Act, the Clean Water Act, the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), the Hazardous Materials Transportation Act, and the Occupational Safety and Health Act (“OSHA”), (hereinafter, individually and collectively, any “Environmental Law”) or any equivalent law in the applicable jurisdiction.

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9.2           Environmental Law. Supplier shall promptly provide:

(a)          Buyer with documentation to demonstrate Supplier’s compliance with any applicable Law, including any applicable Environmental Law, if requested by Buyer.

(b)          Buyer and any agent of Buyer, including but not limited to any environmental consultant hired by Buyer, with reasonable access requested by Buyer to inspect the operations at Supplier’s plant to assure Supplier’s compliance with any Environmental Law, if requested by Buyer.

(c)          Buyer with any of the following documents received by Supplier, along with prompt written notice that Supplier has received such document(s): (i) any notice of violation (a “NOV”) issued to Supplier by any governmental agency enforcing or administering Environmental Law (a “Governmental Authority”); (ii) any notice of assessment or potential assessment of a civil or criminal penalty (a “Penalty”) against Supplier alleging violation of any Environmental Law; (iii) any notice to Supplier of liability or potential liability under any Environmental Law, including liability under CERCLA; (iv) any execution by Supplier of an administrative or judicial consent decree relating to alleged non-compliance with Environmental Law at Supplier’s plant or at any other location; or (v) any notice of revocation, or of the intent to revoke, any permit, license, certification or other documentation held by Supplier tinder or related to any Environmental Law.

(d)          Buyer with copies of any written notice provided by Supplier, or any of its contractors or subcontractors, to any governmental agency of a release or threat of release to the environment of any substance regulated by Environmental Law at Supplier’s plant.

(e)          Buyer with evidence that Supplier has satisfied all financial responsibility or financial assurance requirements imposed upon it by any Environmental Law, if requested by Buyer.

9.3           Ethics. Supplier shall conduct itself and ensure all subcontractors conduct themselves ethically and implement and uphold Buyer’s Ethics Policy (see: www.johnsoncontrols.com).

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10.           Confidentiality Obligations.

10.1         Obligations of Confidentiality. Each Party (a “Receiving Party”) hereby acknowledges and agrees that any information or data (including, without limitation, any technical information, experience or data) regarding the other Party’s (the “Disclosing Party”) plans, programs, facilities, processes, products, processes, production requirements, specifications, costs, equipment, operations, procedures, instructions, strategies, customers, prospective customers, and forecasts, or any other information or data that is confidential or proprietary or would reasonably be regarded as confidential or proprietary under the circumstances (all of which are herein referred to as “Confidential Information”), of the Disclosing Party shall remain the sole property of the Disclosing Party. The Parties agree that the terms and conditions of this Agreement shall be regarded as Confidential Information. The Receiving Party shall treat the Disclosing Party’s Confidential Information in the same protective manner that it treats its own confidential information, unless greater care is required under the circumstances to ensure its confidentiality. The Receiving Party shall use the Confidential Information only for the purpose of carrying out this Agreement, and shall not disclose the Confidential Information to others or permit its employees, officers, directors, affiliates or agents to use the Confidential Information for any other purpose or to disclose the Confidential Information to others. This paragraph shall not prevent the Receiving Party from using or disclosing to others information:

(a)          which is known to the Receiving Party at the time it is disclosed by or obtained from the Disclosing Party; or

(b)          which is, or through no fault of the Receiving Party becomes, lawfully available to the public; or

(c)          which lawfully becomes available to the Receiving Party from a source other than the Disclosing Party; or

(d)          which the Receiving Party is required by applicable law, a court having jurisdiction, or governmental or regulatory authority to disclose (provided that reasonable prior notice and an opportunity to limit such disclosure is provided to the Disclosing Party).

10.2         Confidentiality Term. A Receiving Party’s confidentiality obligations set out in Section 10.1 for non-trade secret Confidential Information shall continue throughout the Term of this Agreement, and for a period of five (5) years thereafter. A Receiving Party’s confidentiality obligations set out in Section 10.1 for Confidential Information that is also a trade secret shall continue for so long as the information remains a trade secret.

10.3         Disclosure to Affiliates. A Receiving Party may only disclose confidential information to Affiliates on a need to know basis.

10.4         Return of Materials; Controlled Access. Upon termination of this Agreement, if requested, the Receiving Party shall deliver to the Disclosing Party all of the Disclosing Party’s Confidential Information, including all copies (whether electronic, paper or otherwise), and all other Confidential Information which is under the control of the Receiving Party, its representatives or affiliates. The Receiving Party shall restrict access to the Disclosing Party’s Confidential Information to only those employees, officers, directors, agents and affiliates who are absolutely necessary for the performance of the Receiving Party’s duties under this Agreement. The Receiving Party shall be responsible for any breach of this Section 10 by its employees, officers, directors, agents and affiliates.

10.5         Publicity Not Authorized. Neither Party will issue any press release, advertising, publicity or other public statement that refers to the relationship of the Parties or in any way refers to the terms of this Agreement, without the prior written approval of the other Party. This Section 10.5 shall not be interpreted to prohibit disclosures required by applicable law or ordered by a court of competent jurisdiction.

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11.           General Terms and Conditions.

11.1         Notices. Each Party shall designate an authorized representative for receipt of any notice or requests provided for or permitted under this Agreement (“Authorized Representative”). Any notice or request provided for or permitted under this Agreement shall be in writing and shall be delivered in person or by facsimile, registered or certified mail return receipt requested, express delivery service or other nationally recognized overnight delivery service to the Authorized Representative of the other Party. Notice shall be considered given when received by the Authorized Representative at the address designated below. Either Party, by notice to the other, may change its Authorized Representative and/or address for receiving such notices.

To Buyer:	Johnson Controls Battery Group, Inc. 5757 N. Green Bay Avenue Milwaukee, WI 53209 ***

With a copy to: (for informational purposes only)	Johnson Controls Battery Group, Inc. 5757 N. Green Bay Avenue Milwaukee, WI 53209 ***

To Supplier:	Aqua Metals, Inc. 1010 Atlantic Avenue Alameda, California 94501 ***

With a copy to:	Greenberg Traurig, LLP 3161 Michelson Drive, Suite 1000 Irvine, California 92612 ***

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

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11.2         Force Majeure. Neither Party shall be liable to the other for any delay or failure in performing its obligations under this Agreement to the extent that the delay or failure is caused by an event or circumstance beyond the reasonable control of that Party, without such Party’s fault or negligence, and which by its nature could not have been foreseen by such Party or, if it could have been foreseen, was unavoidable (“Force Majeure Event”). Force Majeure Events include, but are not limited to, acts of God or the public enemy, government restrictions, floods, fire, earthquakes, explosion, epidemic, war, invasion, hostilities, terrorist acts, riots, embargoes or industrial disturbances. Supplier’s economic hardship, changes in market conditions, and strikes or other labor disputes are not considered Force Majeure Events. If a Force Majeure Event occurs, the affected Party may suspend performance under this Agreement by providing prompt written notice to the other Party. Supplier shall use commercially reasonable best efforts to end the failure or delay of its performance, ensure that the effects of any Force Majeure Event are minimized and resume performance under this Agreement as quickly as possible. Buyer is entitled to obtain Products from an alternative source during the period of the Force Majeure Event. Supplier shall be responsible for any additional costs incurred by Buyer for securing supply from an alternative source. Supplier shall allocate any reduction in the supply of Products as a result of a Force Majeure Event proportionally across all of its customers.

11.3         Governing Law. The rights and obligations of the Parties to this Agreement and the validity, construction, interpretation and performance of this Agreement and any claims arising under or related to this Agreement, whether in contract or tort, shall be governed by, construed and enforced in accordance with the laws of Delaware without regard to the provisions thereof concerning conflict of laws. The United Nations Convention on Contracts for the International Sales of Goods is expressly excluded from application to this Agreement in any way.

11.4         Dispute Resolution.

(a)          The Parties may, but are not obligated to attempt to resolve any dispute informally as follows:

(i)          Either Party may initiate the informal dispute resolution process by giving written notice of a dispute (“Dispute Notice”) to the other Party. The other Party shall have five (5) business days to respond. The Dispute Notice and the response shall each include: (1) a statement of the Party’s position and a summary of arguments supporting that position, and (2) the name and title of the designated representative who will represent that Party in attempting to resolve the dispute.

(ii)         Within ten (10) business days of delivery of the Dispute Notice, the Parties’ designated representatives will meet (and will continue to meet as often as the Parties choose) to gather and furnish to one another the information necessary and appropriate to resolve the dispute. The designated representatives will discuss the problem and attempt to resolve the dispute without any additional formal proceeding.

(iii)        If, within twenty (20) business days of the delivery of the Dispute Notice, the designated representatives are unable to resolve the dispute, either Party may escalate the dispute to the appropriate senior manager(s) within their organization. The senior managers of each Party will then meet (and continue to meet as often as the Parties choose) to attempt in good faith to resolve the dispute.

(iv)        All negotiations pursuant to this Section will be confidential and will be treated as compromise and settlement negotiations for purposes of the applicable rules of evidence.

13

(v)         Either Party may end an informal dispute resolution process at any time and for any reason.

(b)          If the informal dispute resolution above is not initiated or, if initiated, does not resolve the dispute, either Party may pursue its rights in litigation. In all such cases the Parties agree and consent to the exclusive jurisdiction of the State of Delaware. The losing Party shall be responsible for all costs and expenses of the prevailing Party, including all attorneys’ fees, incurred in litigation arising under this Agreement. If the court awards a temporary restraining order, preliminary injunction, or other interim equitable relief to either Party, the Party receiving such relief shall not be required to post a bond (if permitted by law).

(c)          The Parties agree that they shall not raise, and hereby waive, any defenses based upon venue, inconvenience of forum or lack of personal jurisdiction in any action or suit brought in accordance with Section 11.4(b).

11.5         Cumulative Remedies. Buyers rights and remedies under this Agreement are cumulative and are in addition to any other rights and remedies available at law, equity or otherwise. Supplier’s rights and remedies under this Agreement are subject to all limitations set out in this Agreement.

11.6         No Waiver. The failure to enforce at any time any of the provisions of this Agreement or to require at any time performance by any Party of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect the validity of this Agreement, or any part hereof, or the right of any Party thereafter to enforce each and every such provision in accordance with the terms of this Agreement.

11.7         Assignment & Subcontracts. This Agreement and all of the terms and provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. Neither Party may assign or subcontract this Agreement, nor any of its rights, interests or obligations hereunder, without the prior written consent of the other Party. However, either Party may, without the consent of the other Party , assign all of its rights hereunder to any of its parent, wholly-owned subsidiary or other direct or indirect wholly-owned subsidiary of its parent late.

11.8         Independent Contractors. The Parties acknowledge, agree and declare that they are each independent contractors with respect to the other. Nothing contained in this Agreement creates a partnership, joint venture or agency relationship between the Parties. All persons employed by a Party are employees only of that Party and not of the other Party, and the employing Party shall bear all costs and obligations related to the person’s employment.

11.9         Third Party Beneficiaries. The provisions of this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and they shall not be construed as conferring any rights in any other persons.

11.10         Headings. The Section headings included throughout this Agreement are for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

14

11.11         Acceptance and Signatures in Counterparts. This Agreement shall not be effective unless and until it is signed by all Parties, and cannot be accepted by any other means. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument. An executed signature page of this Agreement delivered by facsimile or email transmission shall be as effective as an original executed signature page.

11.12         Construction. This Agreement has been negotiated and drafted by both Parties, and neither Party shall be considered the drafter or primary drafter of this Agreement. Notwithstanding any rule of construction to the contrary, the Parties agree that this Agreement shall not be interpreted against either Party on the basis that such Party was the drafter or primary drafter of the Agreement.

11.13         Amendment. Except as otherwise provided herein, this Agreement, and the Exhibits attached hereto, may be varied or amended only by the written and signed agreement of the Parties through their Authorized Representatives, specifically referring to this Agreement. No purchase order, bill of sale, packaging slip or other form, whether or not purporting to supersede the terms of this Agreement, shall function to amend or supplement the terms of this Agreement.

11.14         Complete Agreement. This Agreement, together with the Exhibits hereto, and any other documents expressly incorporated by reference herein, constitutes the complete and exclusive statement of the terms of the Agreement between the Parties with respect to the sale of the Products for the Term. No statement or agreements, oral or written, made prior to or at the signing hereof shall vary or modify the written terms hereof, and neither Party shall claim any modification or rescission from any provision hereof unless such modification or rescission is in writing and signed by the Authorized Representative of the other Party. The Parties expressly agree that the terms and conditions set out in any Purchase Order, Purchase Order acceptance, or any other document related to Buyer’s purchase of Products, whether issued before or after the Effective Date of this Agreement, are not binding on the Parties and are not valid or enforceable against either Party to this Agreement, unless specifically incorporated by reference herein.

11.15         Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, then to the fullest extent permitted by applicable law such provision will be severed and shall not be considered part of this Agreement. All other provisions of this Agreement shall remain in full force and effect. However, in the event such provision is considered an essential element of this Agreement, the Parties shall promptly negotiate a valid and enforceable replacement for the provision that is consistent with applicable law and achieves, as nearly as possible, the original intention of the Parties. To the fullest extent permitted by applicable law, the Parties waive any provision of law that would render any provision of this Agreement invalid, illegal or unenforceable in any respect.

11.16         Survival. The obligations under this Agreement that by their nature are intended to continue beyond the termination of this Agreement shall survive any such termination. The representations and warranties set forth herein shall survive the execution hereof.

[SIGNATURE PAGE FOLLOWS]

15

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

AQUA METALS, INC.

By:	/s/ Dr. Stephen R. Clarke
Name:	Dr. Stephen R. Clarke
Title:	Chairman and CEO

JOHNSON CONTROLS BATTERY GROUP, INC.

By:	/s/ Brian Steif
Name:	Brian Steif,
Title:	EVP and Chief Financial Officer

EXHIBIT A

TOLLING SERVICES AND PRODUCT PURCHASES

Buyer shall supply certain Raw Materials to supplier and Supplier shall process the Raw Materials into lead, lead alloys and poly chips through its Tolling Services. Buyer shall purchase Products from Supplier which may result from the Tolling Services of Buyer’s Raw Materials or through the tolling services of other raw materials Supplier processes at its Facility. All Products shall meet the Specifications identified in Exhibit C. The Tolling Services and Products purchased by Buyer may vary from Region to Region.

Exhibit A-1 identifies and details the Tolling Services and Product purchases in the Region of North America Region (NAFTA countries as of the Effective Date).

Exhibit A-2 identities and details the Tolling Services and Product purchases in the Region of Europe (European Union countries as of the Effective Date),

Exhibit A-3 identifies and details the Tolling Services and Product purchases in the Region of China.

Exhibit A-1

EXHIBIT A-1

NORTH AMERICA TOLLING SERVICES AND PRODUCT PURCHASES

A.	North America Products. Buyer shall purchase the following Products from Supplier, each of which must be manufactured to the required Specifications:

Product	Specifications	Exhibit
***	***	C-1
***	***	C-2
***	***	C-3
***	***	C-4
***	***	C-5

B.	Product Price.

1)	Tolling Fee - Cores. For Corroding or soft lead Battery Grade Product purchased by Buyer from Raw Materials that are cores, the price shall be ***, subject to the *** provisions of Section 5.5 of the Agreement.

2)	Tolling Fee - Plant Scrap. For Corroding or soft lead Battery Grade Product purchased by Buyer from Raw Materials other than cores, the price set shall be ***, subject to the *** provisions of Section 5.5 of the Agreement.

3)	Poly Chips from Tolling Services. Poly Chips from the Tolling Services shall be returned at *** per MT of lead. Buyer may also purchase additional Poly Chips at a mutually agreed upon price.

4)	Products from non-Tolling Services. The price paid by Buyer per metric ton of Corroding or soft lead Battery Grade Product shall be *** or equivalent price for lead. For example, ***.

5)	Lead Alloys from Tolling Services or non-Tolling Services. To the extent any of the Product, whether from Tolling Services or otherwise, is in alloyed form (e.g., lead containing antimony, calcium, selenium, tin, etc.), the following additional fees shall apply:

a)	***;
b)	***;
c)	***;
d)	***;
e)	***

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

Exhibit A-1-1

C.           Volume.

1.	Lead. Unless Buyer timely elects not to purchase some or all of the Covered Lead as set forth, below, Buyer will purchase and Supplier will sell 100% of all Covered Lead (as defined below) from Supplier’s Facility that Supplier produces above the tolling output from the Raw Materials as set forth in this Agreement. The term “Covered Lead” means all lead produced by Supplier for “automotive+ applications”, and excluding industrial storage and forklift battery applications. The term “automotive+ applications” means all battery applications for the automotive or vehicular transportation industry, to include cars, trucks, buses, marine, golf carts, etc., subject to the above-referenced exclusions. If for any reason Buyer does not purchase the Covered Lead, Supplier shall be free to sell that Covered Lead on the open market. Buyer must notify Supplier of its intent not to purchase the full amount of the Covered Lead at least 6 months in advance of the scheduled production date in order to allow Supplier adequate time to find an alternate outlet for the lead sales. If Buyer does not purchase the Covered Lead it is obligated to purchase, and Seller has to find an alternative buyer for the Covered Lead, then Buyer shall pay for the difference in the sale price of that Covered Lead and Buyer’s price if the sale price was lower than Buyer’s price. All of Buyer’s obligations to purchase Covered Lead are contingent on the lead meeting quality and specifications set forth in Exhibit C.

2.	Annual Raw Materials Tolling. Buyer will supply Supplier with Raw Materials to support the equivalent minimum of *** metric tons of lead purchases annually pursuant to the Tolling Services and Supplier shall prioritize its resources and manufacturing capacity at its Facility to ensure that it provides Tolling Services to Buyer for the minimum *** metric tons of lead purchases annually on a priority basis over Tolling Services for any other raw materials it receives. Supplier shall have no obligation to process under its Tolling Services excess of Raw Materials to support the equivalent minimum of *** metric tons of lead purchases annually except as Supplier may agree to increases in such amount as provided below. The parties shall confer and take commercially reasonable efforts to mutually agree on or before September 30 of each year during the Term to finalize incremental annual and monthly increases in Raw Materials volumes for the following year (i.e., above *** metric tons of lead purchases annually). All volume commitments relating to the supply of Raw Materials are contingent on the lead meeting quality and specifications required by Buyer and set forth in Exhibit C.

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

Exhibit A-1-2

3.	Monthly Raw Materials Supply to Seller from Buyer. Buyer will send to Supplier for Tolling Services 1/12 of the annual tonnage initially set at *** MT of Lead +1- 15% monthly during the term of the Agreement and Supplier will provide Tolling Services to said amounts.

[SIGNATURE PAGE FOLLOWS]

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

Exhibit A-1-3

IN WITNESS WHEREOF, the Parties have executed this Exhibit A-1 as of this 7th day of February 2017.

AQUA METALS, INC.

By:
Name:	Dr. Stephen R. Clarke
Title:	Chairman and CEO

JOHNSON CONTROLS BATTERY GROUP, INC.

By:
Name:
Title:

Exhibit A-1-4

Exhibit A-2

EUROPE TOLLING SERVICES AND PRODUCT PURCHASES

Reserved — to be completed by mutual agreement of the Parties at a later date.

IN WITNESS WHEREOF, the Parties have executed this Exhibit A-2 as of [Date].

AQUA METALS, INC.

By:
Name:
Title:

[JCI Affiliate]

By:
Name:
Title:

Exhibit A-2-1

Exhibit A-3

CHINA TOLLING SERVICES AND PRODUCT PURCHASES

Reserved — to be completed by mutual agreement of the Parties at a later date.

IN WITNESS WHEREOF, the Parties have executed this Exhibit A-3 as of [Date].

AQUA METALS, INC.

By:
Name:
Title:

[JCI Affiliate]

By:
Name:
Title:

Exhibit A-3-1

EXHIBIT B

BUYER’S MATERIALS

1.          Raw Materials. On a consignment basis, Buyer will deliver to Supplier those certain raw materials listed and further described on Schedule B1 necessary for the production of tolled Products (the “Raw Materials”). If Buyer is unable to deliver the Raw Materials necessary for Supplier to produce tolled Products under this Agreement, Supplier shall continue to supply Products to Buyer, and Buyer shall replenish Supplier’s stock of Raw Materials within thirty (30) days.

2.          Recovery and Assay. The Parties agree that the returnable quantity of tolled Products to Buyer from Raw Materials through the Tolling Services of Supplier shall be at the agreed upon assay as per SCHEDULE B1.

3.          Title. Title to Raw Materials, work in progress, and tolled Products shall remain in Buyer. Supplier acknowledges Buyer’s title to the Raw Materials, work in process, tolled Products and poly chips. Supplier agrees to protect Raw Materials, work in process, tolled Product and poly chips and keep them free from pledge, hypothecation, assignment or transfer to third parties without Buyer’s written consent. Supplier will not take any action which will subject the Raw Materials, work in process or tolled Products to a claim of a third party. Supplier hereby grants Buyer a security interest in the Raw Materials. If requested by Buyer, Supplier agrees to execute a Security Agreement in a form acceptable to Buyer.

4.          Risk of Loss. Supplier assumes full responsibility and risk for any loss or damage to the Raw Materials, work in progress and tolled Products while the same are in the possession of Supplier. Supplier agrees that Raw Materials delivered to Supplier’s Facility will be used solely and exclusively for the purpose of Buyer’s tolled Products and will not be used for any other purpose or customers of Supplier. if Raw Materials are used by Supplier for purposes other than supplying tolled Products to Buyer, without Buyer’s prior written authorization, or Raw Materials are lost or destroyed prior to processing, Supplier will replace such Raw Materials or reimburse Buyer for the full value of the lead in the Raw Materials (“Value”) based upon the prior month’s Metal Bulletin (“MB”) or equivalent price for lead plus the high range of the monthly premium published by Metals Bulletin for the region or Buyer’s actual cost of purchase an equivalent amount of Product, whichever is greater.

5.          Inventory and Records. Supplier shall weigh, issue a receipt to Buyer for, and physically segregate all Raw Materials, work in process and tolled Products from all other products stored at Supplier’s premises. Supplier shall further keep account and records of the quantities and inventories of tolled Products, work in process and Raw Materials on hand. Supplier shall furnish Buyer with weekly inventory statements (in a mutually agreed format) which shall include a count of all Products on hand and an account of the tolled Products produced and shipped since the immediately preceding report. Supplier shall also answer normal requests from Buyer relating to inventory and manufacturing schedules. Subject to Buyer’s right to audit in this Agreement, Supplier will maintain adequate books and records thereof, including any records which may be required under the local, state and federal rules, statutes, laws, ordinances and regulations.

Exhibit B-1

6.             Delivery. Unless otherwise agreed to by Buyer and Supplier in writing, delivery of Raw Materials to the Supplier’s Facility shall be made during the same four (4) hour window, between 7:00 am and 7:00 pm, local time, Monday through Friday and excluding all federal holidays (each such day, a “Business Day”). If Buyer completes a delivery on a day other than a Business Day or outside the stated four (4) hour window pursuant to an agreement between Buyer and Supplier, in addition to the applicable purchase price, Buyer shall incur and pay all additional and incremental costs incurred by Supplier associated with such delivery, which costs shall be included in the relevant invoice. All shipments of Raw Material shall be f.o.b. the Supplier’s Facility, at which point the risk of loss for such Raw Materials will pass to the Supplier Upon delivery to Supplier’s Facility, Supplier shall use its commercially reasonable best efforts to promptly unload the Raw Materials. In the event Supplier delays the unloading beyond two (2) hours, Buyer will charge Supplier any late fee that is charged by the freight carrier. Empty trailers/containers should be used for the delivery of tolled Products. Supplier shall also return all pallets used to deliver Raw Materials when shipping tolled Products to Buyer. Supplier shall pay the cost of replacing any pallets that it fails to return, and any pallets returned in a damaged or otherwise unusable condition.

7.             No Transfer Off-Site. Supplier agrees that none of the Raw Materials, including the metal and metalloid content, poly scrap, indigenous material, in process material and finished Products and poly chips delivered by or for Buyer to Supplier’s Facility will be transferred to any location outside of Supplier’s Facility to a third-party or otherwise for any treatment, storage, disposal, processing or for any other reason without Buyer’s prior written consent. If any Raw Materials, including its metal and metalloid content, poly scrap, indigenous material, in process material and tolled Product and poly chips, or if any wastes generated from the use, management or storage of Raw Materials, are transferred outside Supplier’s plant in violation of this Agreement, Supplier shall indemnify and defend Buyer from and against any and all claims arising against Buyer and/or any Indemnitees, as set forth in Section 8.1 of the Agreement.

8.             Management of Raw Materials and Wastes.

(a)          Supplier shall carefully manage all Raw Materials while in Supplier’s possession, including all wastes resulting from the use, management or storage of Raw materials, in a manner that prevents the release of any Raw Materials to the environment. In the event of any such release of Raw Materials in Supplier’s possession into the environment, Supplier shall be solely responsible for immediately responding to such release, providing any notifications required to governmental agencies, and conducting such remedial actions as are necessary to eliminate the impacts of such release on the environment. Supplier shall provide prompt notice to Buyer of any release incident that requires notification to a governmental agency. If any such release of Raw Materials occurs, Supplier shall indemnify and defend Buyer from and against any and all claims arising therefrom against Buyer and/or any Indemnitees, as set forth in Section 8.1 of the Agreement.

(b)          Supplier shall minimize the generation of any wastes arising from the use, management or storage of Raw Materials. No wastes generated from the use, management or storage of Raw Materials will be transferred to any location outside of Supplier’s Facility to a third-party or otherwise for any treatment, storage, disposal, processing or for any other reason without Buyer’s prior written consent. If any wastes generated from the use, management or storage of Raw Materials are transferred outside Supplier’s plant in violation of this Agreement, Supplier shall indemnify and defend Buyer from and against any and all claims arising therefrom against Buyer and/or any Indemnitees, as set forth in Section 8.1 of the Agreement.

Exhibit B-2

9.             Effect of Termination. Upon the expiration or termination of this Agreement for any reason, at Buyer’s election:

(a)          Supplier shall process the remaining Raw Materials in its inventory and ship in the form of tolled Product at the price set out in Exhibit A, or

(b)          If Supplier is unable to process the Raw Materials remaining in its inventory on account of Buyer due to Bankruptcy, a Force Majeure Event or any other reason, Supplier will make arrangements to properly package all remaining Buyer Raw Materials inventory and allow Buyer to pick up such inventory from Supplier, or

(c)          To the extent that Supplier is unable to return or process the Raw Materials remaining in its inventory, Supplier shall reimburse Buyer for the full value of the Raw Materials based on LME Settlement for the month plus any premium that Buyer paid to obtain the Raw Materials.

Exhibit B-3

SCHEDULE B1

Raw Materials/Recovery and Assay

RAW MATERIALS AND RECOVERY:

Lead Bearing Material	Yield
Cores
1) Automotive Cores wet	***
2) Industrial Cores wet	***
3) Dry Automotive Batteries with Covers	***
4) Dry Automotive Batteries without Covers	***
Plants Scrap	***
1) Casting Dross - Calcium	***
2) Casting Dross - W45 — ASTP	***
3) Casting Dross - Pure Lead	***
4) Casting Dross - Mixed Alloy	***
5) Casting Dross - GU3	***
6) Lead Oxide	***
7) Paste Scrap	***
8) Grids	***
9) Plates	***
10) Dust (Baghouse & Radco)	***
11) Bushings	***
12) Jumper Cables	***

BUYER’S PALLETS: Supplier agrees to return all the pallets on which Raw Material was shipped by the Buyer to Buyer’s designated carrier or authorized recycler. Supplier shall make best efforts to minimize any damage to the pallets at its Facility.

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

Exhibit B1-1

EXHIBIT C

PRODUCT SPECIFICATIONS

Product	Specifications	Exhibit
***	JCBGI MATERIAL SPECIFICATION ***	C-1
***	JCBGI MATERIAL SPECIFICATION ***	C-2
***	JCBGI MATERIAL SPECIFICATION ***	C-3
***	JCI MATERIAL SPECIFICATION ***	C-4
***	JCI MATERIAL SPECIFICATION ***	C-5

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

Exhibit C-1

JCBGI MATERIAL SPECIFICATION
***

Date approved: ***
Date superseded: New

1.	Material ***

2.	Definition Johnson Controls Battery Group Inc. (JCBGI) includes all affiliated entities,

3.	Responsibility The responsibility of maintaining and updating the material specifications is JCBGI which is headquartered in Milwaukee, Wisconsin, Glendale facility, USA.

4.	Application or Use ***

5.	Specification Limits
Note: This symbol (◑) or (◊) or (□) on this Material Specification or applicable drawing denote a characteristic that must be on the Control Plan and capability data available for review by the XI Supplier Quality.

5.1	Chemical composition (% by weight)

5.1.1	Approved Supplier Lot Certification.

Element	Max. % Wt.	Max. ppm
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

1

5.1.2	To qualify the materials must meet the following material requirements for chemical composition, plus 5.1.1 elements

Element	Max. % Wt.	Max. ppm
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

6.	Supplier Responsibilities

6.1	Quality Requirements

6.1.1	Certificate of Analysis (COA) - Each shipment shall include a COA all of the elements listed in section 5.1.1. Actual test values must be in compliance with the stated specification limits. A copy of each COA shall be emailed to:
ps-supplier-quality@jci.com

6.2	New Supplier/Process Qualification

6.2.1	All new suppliers or new processes to be introduced by existing suppliers must be qualified before any material can be shipped to a manufacturing plant for use in production product. Such qualification must be approved by the applicable JCBGI change approval authority.

6.3	Sample Submission

6.3.1	In order to verify the lead manufacturers continuing compliance as an approved vendor, it is the responsibility of the Supplier to:

6.3.1.1	Select a random sample representing one lot from each month’s production for JCBGI. Submit this sample monthly to: JCBGI ASS Lab, Ave. Eugenio Garza Sada 3431 Sur, Col Arrollo Seco, Monerrey, N.L. Mex 64740.

6.3.1.1.1	This sample should be identified as “Monthly Sample” indicating date of production, lot number and supplier’s contact information. The analysis of this sample shall be per table 5.1.1 and 5.1.2.

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

2

6.3.2	For vendors outside the Americas, it is acceptable to submit this monthly sample to a regional / local JCI approved laboratory. The results shall be kept in a log file and submitted to JCBGI: ps-supplier-quality@jci.com

6.4	Retention Samples

6.4.1	The supplier must maintain a test sample representing each lot of lead produced for JCBGI for a period of three months.

7.	Shipping Instructions

7.1	Shipping to meet International Transportation Guidelines, Customs and Regulations.

7.1.1	Strapping method. The ingots are stacked in a pile/bundle/pig and tied together with belts (plastic if possible), on both sides of the bundle.

7.1.2	All shipments must be secured to prevent damage during transportation as applicable per local requirements.

7.2	Material Identification

7.2.1	Each block or bundle will be identified with the supplier’s lot number.

7.2.2	Each block or bundle will be painted with a clearly visible “PINK” stripe, or a “PINK” identification marking, unless approved in writing by JCBGI.

7.3	General Requirements

7.3.1	Lead processability and cleanliness will be a factor in the final determination of material acceptance. Special storage conditions could be required to meet with this condition In vendor locations with severe/extreme weather or contamination can occur.

8.	Document Change Summary

Revision Date	Section	Change Order	Description
***	***	***	***

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

3

*PROPRIETARY AND CONFIDENTIAL*

PROPERTY OF JCBGI

Printed documents are controlled copies that are valid for date printed at bottom of each page.

Copyright © 2003 Johnson Controls Inc.

4

JCBGI MATERIAL SPECIFICATION
***

Date effective: ***
Date approved: ***
Date superseded: ***

1.	Material ***

2.	Definition Johnson Controls Battery Group Inc. (JCBGI) includes all affiliated entities.

3.	Responsibility The responsibility of maintaining and updating the material specifications is JCBGI which is headquartered in Milwaukee Wisconsin, Glendale facility, USA.

4.	Application or Use ***

5.	Specification Limits Note: This symbol (K) or (◑) or (◊) on this Material Specification denotes a characteristic that must be on the Control Plan and capability reported to SQM on a quarterly basis.

5.1	Chemical composition (% by weight)

5.1.1	Approved Supplier Lot Certification. Supplier must target specified nominal values as demonstrated by statistics.

Element (K)	% Spec. Limits (ppm)
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

1

5.1.2	To qualify the materials must meet the following material requirements for chemical composition

Element	Of Spec. Limits (ppm)
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

6.	Supplier Responsibilities

6.1	Sample Submission

6.1.1	The Battery Supplier Quality group will request a test sample quarterly to verify the Supplier’s continuing compliance as an approved supplier. To support this re-qualification procedure the Supplier must maintain a test sample of approximately 600 grams representing each lot of lead produced for JCBGI for a period of three months. Specific instructions on how and when to submit the samples will be provided with the sample request. No routine submission of samples is required unless specifically requested by Johnson Controls, Inc., Purchasing or Quality.

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

2

6.2	Quality Requirements

6.2.1	Quality Assurance of all material delivered to JCBGI is the responsibility of the supplier. The supplier must have a quality control program adapted to their manufacturing process and capable of ensuring that delivered materials consistently meet the specification requirements of JCBGI. The approach taken in the program shall follow the guidelines contained in the JCBGI Quality Operating Procedure, QOP-06-01.

6.2.2	Delivery - Suppliers shall meet 100% on-time delivery performance. The standard shall be based upon mutually agreed upon delivery established by the supplier and JCBGI.

6.2.3	Nonconforming materials - The supplier must immediately advise Johnson Controls Purchasing Department in the event of a non-conformance condition. Action may be taken by Johnson Controls Purchasing Department to authorize shipment under a temporary written deviation. Failure to obtain an approved written deviation of nonconforming material shipped to a Johnson Controls facility shall result in the supplier being removed from the Approved Supplier List.

6.2.4	Certificate of Compliance - The supplier shall submit a Product Certification of Compliance with each shipment. The certificate may be sent directly to the Quality Manager of the receiving Johnson Controls plant or enclosed with shipment. It shall state the material shipped is in compliance with the material specification and shall be signed by the responsible supplier representative. It shall include actual test data as applicable.

6.3	Material Characteristics or Formulation Changes

6.3.1	Any formulation or process change that changes the operating or functional characteristics of the suppliers product must be preceded by written notification to JCBGI-SLI, Purchasing. This notification must be made at least 60 days, and preferably 90 days in advance of the proposed shipping date. Any exceptions to notification dates must be approved by JCBGI. Notification must be accompanied by a representative sample(s) for testing and analysis. Approval to run rests on test results. Failure of supplier to comply with the above procedure may result in either temporary or permanent removal from the Approved Supplier List.

6.3.2	Product Verification - JCBGI retains the right to verify purchased product at the Supplier’s facility to ensure specification compliance.

Customers of Johnson Controls may verify purchased product at the Supplier’s facility to ensure that purchased product Is manufactured to specification.

In addition, any attributes of the material not specifically covered in this specification that shall render It nonfunctional in Johnson Controls Battery Groups’ processing will be cause for rejection. The ultimate disposition of the material in question will be processed per Johnson Controls Battery Groups’ existing SNR procedure.

6.3.3	The supplier shall maintain an up to date copy of a Material Safety Data Sheet (MSDS sheet) for the materials that are supplied under this JCI material specification.

3

6.3.4	The supplier should be capable of showing evidence of continuing control through the use of recognized statistical process control techniques and submit evidence to JCBGI Quality Assurance on a quarterly basis.

6.4	New Supplier/Process Qualification

6.4.1	All new suppliers or new processes to be introduced by existing suppliers must be qualified before any material can be shipped to a manufacturing plant for use in production product. Such qualification must be covered by a Specification Change Order (SCO) with the approval of Manufacturing, Engineering and Quality Assurance.

7.	Shipping Instructions

7.1	Shipping to meet International Transportation Guidelines, Customs and Regulations.

7.1.1	Strapping method. The Ingots are stacked in a pile/bundle/pig and tied together with plastic belts (if possible), on both sides of the bundle.

7.2	Material Identification

7.2.1	Each ingot (hog/pig) will be Identified as lead type “CSC”.

7.2.2	Each block or bundle will be identified with the suppliers lot number.

7.2.3	Each block or bundle will be painted with a clearly visible “Red/White” stripes.

7.2.4	Each shipment will be accompanied by two copies of the 3CI Lead Certification form with all required information completed (see Appendix A). Actual test values must be in compliance with the stated specification limits. The form must be signed by the Supplier’s representative. Shipments received without a properly completed certification form will be rejected. After receipt of the lead the 3a plant will send one copy of the certification form to Milwaukee Supplier Quality.

7.3	General Requirements

7.3.1	Lead processability and cleanliness will be a factor in the final determination of material acceptance,

4

8.	Document Change Summary

Revision Date	Section	Change Order	Description
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

*PROPRIETARY AND CONFIDENTIAL*

PROPERTY OF JCBGI

Printed documents are controlled copies that are valid for date printed at bottom of each page.

Copyright © 2003 Johnson Controls Inc.

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

5

Appendix A

Lead Certification Form

Supplier Name	Location

Lead Type: *** ***		Date: ***

Supplier Lot No:	Date Poured:

MATERIAL REQUIREMENTS:

Element (K)	% Spec. Limits (ppm)	ACTUAL VALUE
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

I certify that the above values are correct and that this material is in compliance with the referenced Johnson Controls, Inc. Material Specification.

Signed	Title

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

Appendix A-1

JCBGI MATERIAL SPECIFICATION
***

Date approved: ***
Date superseded: ***

1.	Material ***

2.	Definition Johnson Controls Battery Group Inc. (JCBGI) includes all affiliated entities

3.	Responsibility The responsibility of maintaining and updating the material specifications is JCBGI which is headquartered in Milwaukee, Wisconsin, Glendale facility, USA.

4.	Application or Use ***

5.	Specification Limits
Note: This symbol (◑) or (◊) or (□) on this Material Specification and/or applicable drawing, denotes a characteristic that must be on the Control Plan and available for review by the JCBGI Supplier Quality.

5.1	Chemical composition (% by weight and ppm)

5.1.1	Supplier must target specified nominal values as demonstrated by statistics

Element	Approved Supplier Lot Certification
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

1

5.1.2	To qualify the materials must meet the following material requirements for chemical composition plus elements in Section 5.1.1

Element	Specification Limits
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

6.	Supplier Responsibilities

6.1	Quality Requirements

6.1.1	Certificate of Analysis (COA) - The Supplier shall submit a Product Certification of Analysis with each shipment and it shall include all elements listed in Section 5.1.1. The certificate may be sent directly to the Quality Manager of the receiving JCBGI Plant or enclosed with shipment, and a copy e-mailed to PS-Supplier-Quality@jci.com

6.2	New Supplier/Process Qualification

6.2.1	All new Suppliers or new processes to be introduced by existing Suppliers must be qualified before any material can be shipped to a manufacturing plant for use in production product. Such qualification must be approved by the applicable JCBGI change approval authority.

6.2.2	In order to verify the Supplier’s continuing compliance as an approved vendor, it is the responsibility of the Supplier to:

6.2.2.1	Select a random sample representing one lot from each month’s production for JCBGI. Submit this sample monthly to: JCI ASD Lab, Av. Eugenio Garza Sada 3431 Sur, Col Arrollo Seco, Monterrey, N.L. Mex. 64740

6.2.2.2	This sample should be identified as “Monthly Sample” indicating date of production, lot number and supplier’s contact information.

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

2

6.2.3	For Vendors outside the Americas, it is acceptable to submit this monthly sample to a regional / local JCBGI approved laboratory. The results shall be kept In a log file and submitted to PS-Supplier-Quality@jci.com

6.2.3.1	This sample should be identified as “Monthly Sample” Indicating date of production, lot number and Supplier’s contact information. The analysis of this sample shall be per tables 5.1.1 and 5.1.2

6.3	Retention Samples

6.3.1	The Supplier must maintain a test sample representing each lot of lead produced for JCBGI for a period of three months.

7.	Shipping Instructions

7.1	Shipping to meet International Transportation Guidelines, Customs and Regulations.

7.2	Strapping method. The ingots/pigs are stacked in a pile/bundle and tied together with plastic belts (if possible), on both sides of the bundle.

7.3	Material Identification

7.3.1	Each ingot will be identified as lead type “P3”

7.3.2	Each block or bundle will be identified with the Supplier’s lot number

7.3.3	Each block or bundle will be painted with a clearly visible “Black and White Stripes” stripes.

7.3.4	Paint striping identification will be across the top of the lead hogs.

7.4	General Requirements

7.4.1	Lead processability and cleanliness will be a factor in the final determination of material acceptance.

3

8.	Document Change Summary

Revision Date	Section	Change Order	Description
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

*PROPRIETARY AND CONFIDENTIAL*

PROPERTY OF JCBGI

Printed documents are controlled copies that are valid for date printed at bottom of each page.

Copyright © 2003 Johnson Controls Inc.

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

4

JCI MATERIAL SPECIFICATION
***

Date effective: ***
Date approved: ***
Date superseded: ***

1.	Material ***

2.	Definition Johnson Controls Inc. (JCI) includes all affiliated entities

3.	Responsibility The responsibility of maintaining and updating the material specifications is JCI which is headquartered in Milwaukee, Wisconsin, Glendale facility, USA.

4.	Application or Use ***

5.	Specification Limits
Note: This symbol (◑) or (◊) on this Material Specification and/or applicable drawing, denotes a characteristic that must be on the Control Plan and available for review by the JO Supplier Quality.

5.1	Chemical composition (% by weight)

5.1.1	Supplier must target specified nominal values as demonstrated by statistics

Element	Approved Supplier Lot Certification
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

1

5.1.2	To qualify the materials must meet the following material requirements for chemical composition plus 5.1.1 requirements

Element	Specification Limits
***	***
***	***
***	***
***	***

6.	Supplier Responsibilities

6.1	Quality Requirements

6.1.1	Certificate of Analysis (COA) - Each shipment shall include a CDA all of the elements listed in section 5.1.1. Actual test values must be in compliance with the stated specification limits. A copy of each COA shall be emailed to:
PS-Supplier-Quality@jci.com

6.2	New Supplier/Process Qualification

6.2.1	All new Suppliers or new processes to be introduced by existing Suppliers must be qualified before any material can be shipped to a manufacturing plant for use in production product. Such qualification must be approved by the applicable JCI change approval authority.

6.3	Sample Submission

6.3.1	In order to verify the Supplier’s continuing compliance as an approved Vendor, it is the responsibility of the Supplier to:

6.3.1.1	Select a random sample representing one lot from each month’s production for JCBGI. Submit this sample monthly to: JCBGI ASD Lab, Ave. Eugenio Garza Sada 3431 Sur, Col Arrollo Seco, Monerrey, N.L. Mex 64740.

6.3.1.2	For vendors outside the Americas, it is acceptable to submit this monthly sample to a regional / local JO approved laboratory. The results shall be kept in a log file and submitted to JCI: PS-Supplier-Quality@jci.com

6.3.1.3	This sample should be identified as “Monthly Sample” indicating date of production, lot number and supplier’s contact information. The analysis of this sample shall be per tables 5.1.1 and 5.1.2

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

2

6.4	Retention Samples

6.4.1	The supplier must maintain a test sample representing each lot of lead produced for XI for a period of three months.

7.	Shipping Instructions

7.1	Shipping to meet International Transportation Guidelines, Customs and Regulations.

7.1.1	Strapping method. The ingots/pigs are stacked in a pile/bundle and tied together with plastic belts (if possible), on both sides of the bundle.

7.2	Material Identification

7.2.1	Each ingot will be identified as lead type “Pb-3Se”

7.2.2	Each block or bundle will be identified with the supplier’s lot number

7.2.3	Each block or bundle will be painted with a clearly visible “Bright or Neon Blue” stripes

7.3	General Requirements

7.3.1	Lead processability and cleanliness will be a factor in the final determination of material acceptance.

8.	Document Change Summary

Revision Date	Section	Change Order	Description
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

*PROPRIETARY AND CONFIDENTIAL*

PROPERTY OF JCBGI

Printed documents are controlled copies that are valid for date printed at bottom of each page.

Copyright © 2003 Johnson Controls Inc.

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

3

JCI MATERIAL SPECIFICATION
***

Date approved: ***
Date superseded: ***

1.	Material ***

2.	Definition Johnson Controls Battery Group Inc, ()CI) includes all affiliated entities

3.	Responsibility The responsibility of maintaining and updating the material specifications is JCI which is headquartered in Milwaukee, Wisconsin, Glendale facility, USA,

4.	Application or Use ***

5.	Specification Limits
Note: This symbol (◑) or (◊) or (□) on this Material Specification and/or applicable drawing, denotes a characteristic that must be on the Control Plan and available for review by the XI Supplier Quality.

5.1	Chemical composition (% by weight and ppm)

5.1.1	Supplier must target specified nominal values as demonstrated by statistics

Element	Approved Supplier Lot Certification
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

1

5.1.2	To qualify the materials must meet the following material requirements for chemical composition plus elements in Section 5.1.1

Element	Specification Limits
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

6.	Supplier Responsibilities

6.1	Quality Requirements

6.1.1	Certificate of Analysis (COA) - The Supplier shall submit a Product Certification of Analysis with each shipment and it shall include all elements listed in Section 5.1.1. The certificate may be sent directly to the Quality Manager of the receiving JCI Plant or enclosed with shipment, and a copy e-mailed to PS-Supplier-Quality@jci.com

6.2	New Supplier/Process Qualification

6.2.1	All new Suppliers or new processes to be introduced by existing Suppliers must be qualified before any material can be shipped to a manufacturing plant for use in production product. Such qualification must be approved by the applicable JCL change approval authority.

6.2.2	In order to verify the Supplier’s continuing compliance as an approved vendor, it is the responsibility of the Supplier to:

6.2.2.1	Select a random sample representing one lot from each month’s production for JCI. Submit this sample monthly to: ASD Global Lab. Johnson Controls, Ave. del Parque No. 2155 Monterrey Technology Park. Cienega de Flores, Mex CP 65550. This sample should be identified as “Monthly Sample” indicating date of production, lot number and supplier’s contact information.

6.2.3	For Vendors outside the Americas, it is acceptable to submit this monthly sample to a regional / local JCI approved laboratory. The results shall be kept in a log file and submitted to PS-Supplier-Quality@jci.com

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

2

6.2.3.1	This sample should be identified as “Monthly Sample” indicating date of production, lot number and Supplier’s contact information. The analysis of this sample shall be per tables 5.1.1 and 5.1.2

6.3	Retention Samples

6.3.1	The Supplier must maintain a test sample representing each lot of lead produced for JCI for a period of three months.

7.	Shipping Instructions

7.1	Shipping to meet International Transportation Guidelines, Customs and Regulations.

7.2	Strapping method. The ingots/pigs are stacked in a pile/bundle and tied together with plastic belts (if possible), on both sides of the bundle.

7.3	Material Identification

7.3.1	Each ingot will be identified as lead type “P7”

7.3.2	Each block or bundle will be Identified with the Supplier’s lot number

7.3.3	Each block or bundle will be painted with a clearly visible “Green and White”.

7.3.4	Paint striping identification will be across the top of the lead blocks and bundles.

7.4	General Requirements

7.4.1	Lead process ability and cleanliness will be a factor in the final determination of material acceptance.

8.	Document Change Summary

Draft Revision Date	Section	Change Order	Description
***	***	***	***
***	***	***	***

*PROPRIETARY AND CONFIDENTIAL*

PROPERTY OF JCBGI

Printed documents are controlled copies that are valid for date printed at bottom of each page.

Copyright © 2003 Johnson Controls Inc.

***Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

3